Supplement to the Prospectuses

CREDIT SUISSE GLOBAL SMALL CAP FUND

CREDIT SUISSE TRUST – GLOBAL SMALL CAP PORTFOLIO

The following information supersedes or supplements certain information in the funds' Prospectuses.

Robert Graham-Brown (see biography below) is responsible for the day-to-day management of the foreign equity portion of the funds. Jordan Low remains responsible for the day-to-day management of the US equity portion of the funds. James Chapman no longer serves as a Portfolio Manager of the funds.

Biography

Robert Graham-Brown, Vice President, joined Credit Suisse Asset Management Limited in April 2008 as an equity portfolio manager focusing on smaller companies. Previously, from March 2007 until March 2008, Mr. Graham-Brown was a Fund manager of the Global Growth Hedge Fund at Bear Stearns Asset Management. From October 2005 until February 2007, he was a US Equity Fund Manager at Morley Fund Management. From January 2001 until September 2005 he was an analyst and US equity fund manager at Threadneedle Investments. Mr. Graham-Brown holds a MEng. in Mechanical Engineering from Bristol University. He is a CFA charterholder.

Dated: April 10, 2008	16-0408 for INTFUNDS-PRO-CMN GSC-PRO-ADV GSC-PRO-LOAD TRGSC-PRO 2008-006